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                        Prudential Municipal Series Fund
                                (Florida Series)
                              (New Jersey Series)
                      Supplement dated October 15, 1997 to
                       Prospectus dated November 1, 1996

HOW THE FUND IS MANAGED--MANAGER

Florida Series
New Jersey Series

    The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of the Series' portfolio. They have managed the portfolios since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC in various capacities since 1994. Scott Diamond has been employed by PIC in various capacities since 1993.

MF970C-9